UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35469	94-3354663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 27, 2016, Vocera Communications, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the acquisition of Extension, LLC by the Company. The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited balance sheets of Extension, LLC as of September 30, 2016 and December 31, 2015, and the related statements of operations, changes in members’ deficit and cash flows for the nine months ended September 30, 2016 and the year ended December 31, 2015, respectively, and the notes related thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2016 and the related unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015, and notes related thereto, that give effect to the acquisition are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Moss Adams LLP, independent auditor of Extension, LLC

99.1	Audited financial statements of Extension, LLC as of and for the nine months ended September 30, 2016 and as of and for the year ended December 31, 2015.

99.2	Unaudited pro forma condensed combined balance sheet of the Company and Extension, LLC as of September 30, 2016 and unaudited condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 that give effect to the acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

Date: December 19, 2016	By:	/s/ Justin Spencer
Justin Spencer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Moss Adams LLP, independent auditor of Extension, LLC

99.1	Audited financial statements of Extension, LLC as of and for the nine months ended September 30, 2016 and as of and for the year ended December 31, 2015.

99.2	Unaudited pro forma condensed combined balance sheet of the Company and Extension, LLC as of September 30, 2016 and unaudited condensed combined statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 that give effect to the acquisition.